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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-53849, 333-53871, 333-34629 and 333-85891) of
ADAC Laboratories and Subsidiaries of our reports dated November 12, 1999 relating to the consolidated financial statements and financial statement schedules, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
December 30, 1999

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